UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 9, 2021

CEN BIOTECH, INC.
(Exact name of registrant as specified in its charter)

Ontario, Canada	000-55557	-
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

300-3295 Quality Way
Windsor, Ontario
Canada
N8T 3R9
(Address of principal executive offices, including zip code)

(519) 419-4958
(Registrant’s telephone number, including area code)

Not applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

☑
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Explanatory Note

As previously reported, on our Current Report on Form 8-K filed with the Securities and Exchange Commission on July 13, 2021 (the “Initial 8-K”), CEN Biotech, Inc., a corporation incorporated under the laws of Canada operating in the Province of Ontario (the “Company”), on July 9, 2021, closed (the “Closing”) on a Share Exchange Agreement (the “Agreement”) with Clear Com Media Inc., an Ontario, Canada corporation (“CCM”), each of the shareholders of CCM as set forth on the signature pages of the Agreement (the “CCM Shareholders”) and Lawrence Lehoux as the representative of the CCM Shareholders, pursuant to which the Company acquired all of the common shares of CCM, in exchange for the issuance by the Company to the CCM Shareholders of 4,000,000 restricted shares of the Company’s common stock, pursuant to which CCM became a wholly owned subsidiary of the Company. The information set forth in the Initial 8-K is incorporated herein by reference. In Item 9.01 of the Initial 8-K, we indicated that we will provide the unaudited pro forma condensed combined financial statements for the year ended December 31, 2020 and the three months ended March 31, 2021 with an amendment to the Initial 8-K as Exhibit 99.2 within 71 calendar days of the Closing. This Current Report on Form 8-K/A amends the Initial 8-K to include such pro forma information.

Item 9.01 Financial Statements and Exhibits.

(b) Pro Forma Financials.

The unaudited pro forma condensed combined financial statements for the year ended December 31, 2020 and the three months ended March 31, 2021 are filed herewith as Exhibit 99.2 and are incorporated by reference herein.

(d) Exhibits.

Exhibit No.	Description
99.2*	Unaudited Pro forma financial statements of the Company and Clear Com Media Inc. as of December 31, 2020 and March 31, 2021.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CEN Biotech, Inc.

Date: September 17, 2021	By:	/s/ Bahige Chaaban
Bahige Chaaban
Chief Executive Officer (principal executive officer)